[NEWCOURT LETTERHEAD]




Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re:  Newcourt Receivables Asset Trust, Series 1996-1
Re:  Newcourt Receivables Asset Trust, Series 1996-2
Re:  Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended June 30, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 15th day of July, 1998.

Newcourt Credit Group Inc., as Servicer




By:    /s/ Brian McLean
     --------------------------------
     Brian McLean
     Director, Securitizations

cc:  Issuer Trustee, Chemical Bank Delaware
     Underwriter, First Union Capital Markets Group
     Standard & Poor's

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts



                                                                   Cash     Master Trust                               June 1998
                                    Collection      Reserve     Collateral  Distribution     Series       Series       Series
                                     Account        Account       Account      Account       1996-1       1996-2       1996-3
--------------------------------------------------------------------------------------------------------------------------------

Beginning Account Balances                  0.00  1,983,249.41 1,157,294.67          0.00
Investment Earnings                    54,533.48      9,679.43     5,494.07
Deposit to Collections                      0.00                       0.00
Withdrawal in Excess of
  Required Balance                                                (7,364.63)

Collection Accounts
-------------------

Collections [4.3 a]                14,368,942.70
Add:  Servicer Advances [4.3 b]     1,677,211.33
Add:  Liquidation Proceeds
        from Servicer                       0.00
Less: Collections to reimburse
        Servicer Advances [4.3 c]  (1,538,607.80)

Less: Investment Earnings to
        Newcourt [4.2 c]              (54,433.48)    (9,679.43)   (5,494.07)
-----------------------------------------------------------------------------------------------------------------------------------

Available Amount                  (14,507,546.23)                           14,507,546.23
-----------------

Payments on Payment Date
------------------------

(A) Unreimbursed Servicer
      Advances [4.3 d i]                    0.00                                    00.00

(B) Servicing Fee [4.3 d ii]          (99,162.47)                               99,162.47

(C) Amount owed to Hedging
      Counterparty [4.3 d iii]              0.00                                    00.00

(D) Series Available Amount to
      each Series of Notes
      [4.3 d iv]                                                            14,408,383.76 2,813,898.20 4,743,472.32 6,851,013.25

  (1) Class A Interest [4.3 d iv A]  (944,767.53)                                           191,800.98   343,225.50   409,741.05

  (2) Class B Interest [4.3 d iv B]   (77,776.62)                                            17,968.02    28,266.20    31,542.40

  (3) Class A Principal
        [4.3 d iv C]              (12,669,602.88)                                         2,813,612.28 4,356,512.05 5,499,478.55

  (4) Deposit Reserve
        Account [4.3 d iv D]                0.00          0.00                                    0.00         0.00         0.00

      Repayment Newcourt
        Advance                             0.00   (132,901.50)

  (5) Class C Interest [4.3 d iv E]   (95,689.99)                                            21,595.04    34,564.24    39,530.71

  (6) Class B Principal [4.3 d iv F] (310,273.37)                                            72,711.79   105,603.33   131,958.25

  (7) Class C Principal [4.3 d iv G] (310,273.37)                                            72,711.79   105,603.33   131,958.25

  (8) Class A Accelerated
        Principal Payment [4.3 d iv H]      0.00                                                  0.00         0.00         0.00

  (9) Class B Accelerated
        Principal Payment [4.3 d iv I]      0.00                                                  0.00         0.00         0.00

 (10) Pay to Hedging Counterparty
        [4.3 d iv J]                        0.00                                                  0.00         0.00         0.00

 (11) Class C Accelerated
        Principal Payment [4.3 d iv K]      0.00                                                  0.00         0.00         0.00

      Subtotal                             (0.00)

Distributions to Noteholders      (14,507,546.23)                               99,162.47 3,190,399.90 4,973,774.65 6,244,209.21

Ending Balance                              0.00  1,850,347.91 1,149,930.04          0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules

                                                                                                                        JUNE 1998
Prior Month's Series ADCB Reconciliation                                             SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
----------------------------------------                                             -------------   -------------   -------------
   Previous Period Current Month Series ADCB                                         43,397,943.79   75,427,052.99   97,646,976.93
   Less:  Previous Period's Prepayments                                               1,032,025.64    1,717,634.20    2,184,663.98
   Less:  Previous Period's Defaults                                                    192,138.70      335,002.00      420,609.57

   Prior Month Series ADCB (reported this period)                                    42,173,779.45   73,374,416.79   95,041,703.38

Class A Interest Schedule                                                            SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
-------------------------                                                            -------------   -------------   -------------

   Opening Class A Principal Balance                                                 33,897,080.16   59,952,052.00   78,796,355.98
   Class A Interest Rate                                                                     6.79%           6.87%           6.24%
   30/360* Class A Interest Rate                                                             0.57%           0.57%           0.52%
   Current Class A Interest Distribution                                                191,800.98      343,225.50      409,741.05
   Prior Class A Interest Arrearage                                                           0.00            0.00            0.00

   Class A Interest Due                                                                 191,800.98      343,225.50      409,741.05

Class A Principal Schedule                                                           SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
--------------------------                                                           -------------   -------------   -------------

   Opening Class A Principal Balance                                                 33,897,080.16   59,952,052.00   78,796,355.98
   Prior Months Series ADCB                                                          39,623,940.62   68,949,251.34   89,751,749.04
   Current Months Series ADCB                                                        37,806,145.85   66,309,167.97   86,452,792.73
                                                                                     -------------   -------------   -------------
                                              Difference                              1,817,794.77    2,640,083.37    3,298,956.31
                                              Class A Share                                 92.00%          92.00%          92.00%
                                              Scheduled Principal Due                 1,672,371.19    2,428,876.70    3,035,039.81

   Current Prepayments                                                                  963,316.47    1,636,708.97    2,091,621.75
   Current Defaults                                                                     177,924.62      290,926.38      372,816.99

                                              Class A Total Due                       2,813,612.28    4,356,512.05    5,499,478.55

   Prior Class A Arrearage                                                                    0.00            0.00            0.00

   Class A Principal Due                                                              2,813,612.28    4,356,512.05    5,499,478.55

   Class A Principal Distribution                                                     2,813,612.28    4,356,512.05    5,499,478.55

   Current Class A Arrearage                                                                  0.00            0.00            0.00

   Interest Class A Principal Balance after Current Distribution                     31,083,467.88   55,595,539.95   73,296,877.43

   Accelerated Class A Distribution Amount                                                    0.00            0.00            0.00

   Ending Class A Principal Balance after Current Distribution                       31,083,467.88   55,595,539.95   73,296,877.43

Class B Interest Schedule                                                            SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
-------------------------                                                            -------------   -------------   -------------

   Opening Class B Principal Balance                                                  2,863,430.10    4,498,599.60    5,477,696.54
   Class B Interest Rate                                                                     7.53%           7.54%           6.91%
   30/360* Class B Interest Rate                                                             0.63%           0.63%           0.58%
   Current Class B Interest Distribution                                                 17,968.02       28,266.20       31,542.40
   Prior Class B Interest Arrearage                                                           0.00            0.00            0.00

   Class B Interest Due                                                                  17,968.02       28,266.20       31,542.40

Newcourt Receivables Asset Trust
Monthly Servicer Certificate-Schedules


                                                                                                    June 1998


Class B Principal Schedule                                        SERIES 1996-1   SERIES 1996-2   SERIES 1996-3
---------------------------                                       -------------   -------------   --------------
  Opening Class B Principal Balance                                2,863,430.10     4,498,599.60    5,477,696.54
  Prior Months Series ADCB                                        39,623,940.62    68,949,251.34   89,751,749.04
  Current Months Series ADCB                                      37,806,145.85    66,309,167.97   86,452,792.73
                                                                  -------------    -------------   -------------
                                       Difference                  1,817,794.77     2,640,083.37   3,298,956.31
                                       Class B Shares                      4.00%            4.00%          4.00%
                                       Scheduled Principal Due        72,711.79       105,603.33     131,958.25

  Current Prepayments                                                      0.00             0.00           0.00
  Current Defaults                                                         0.00             0.00           0.00


                                         Class B Total Due            72,711.79       105,603.33     131,958.25

  Prior Class B Arrearage                                                  0.00             0.00           0.00

  Class B Principal Due                                               72,711.79       105,603.33     131,958.25

  Class B Principal Distribution                                      72,711.79       105,603.33     131,958.25

  Current Class B Arrearage                                                0.00             0.00           0.00

  Interim Class B Principal Balance after Current Distribution     2,790,718.31     4,392,996.27   5,345,738.29

  Accelerated Class B Distribution Amount                                  0.00             0.00           0.00

  Ending Class B Principal Balance after Current Distribution      2,790,718.31     4,392,996.27   5,345,738.29


Class C Interest Schedule
--------------------------
  Opening Class C Principal Balance                                2,863,430.10     4,498,599.60    5,477,696.54

  Class C Interest Rate                                                    9.05%            9.22%           8.66%

  30/360* Class C Interest Rate                                            0.75%            0.77%           0.72%

  Current Class C Interest Distribution                               21,595.04        34,564.24       39,530.71

  Prior Class C Interest Arrearage                                         0.00             0.00           0.00

  Class C Default Rate                                                    10.05%           10.22%          9.66%

  30/360 *Class C Interest Default Rate                                    0.84%            0.85%          0.81%

  Interest on Interest Arrearage                                           0.00             0.00           0.00

  Class C Interest Due                                                21,595.04        34,564.24       39,530.71

  Class C Interest Paid                                               21,595.04        34,564.24       39,530.71

  Class C Interest Arrearage                                               0.00             0.00           0.00

Class C Principal Schedule
---------------------------
  Opening Class C Principal Balance                                2,863,430.10     4,498,599.60    5,477,696.54
  Prior Months Series ADCB                                        39,623,940.62    68,949,251.34   89,751,749.04
  Current Months Series ADCB                                      37,806,145.85    66,309,167.97   86,452,792.73
                                                                  -------------    -------------   -------------
                                       Difference                  1,817,794.77     2,640,083.37   3,298,956.31
                                       Class C Share                       4.00%            4.00%          4.00%
                                       Schedule Principal Due         72,711.79       105,603.33     131,958.25

  Prior Class C Arrearage                                                  0.00             0.00           0.00

  Class C Principal Due                                               72,711.79       105,603.33     131,958.25

  Class C Principal Distribution                                      72,711.79       105,603.33     131,958.25

  Current Class C Arrearage                                                0.00             0.00           0.00

  Interim Class C Principal Balance after Current Distribution     2,790,718.31     4,392,996.27   5,345,738.29

  Accelerated Class C Distribution Amount                                  0.00             0.00           0.00

  Ending Class C Principal Balance after Current Distribution      2,790,718.31     4,392,996.27   5,345,738.29

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules


                                                                                                                         June 1998

Servicing Fee Schedule
----------------------
   Contract Pool ADCB                                              198,324,941.00
   Servicing Rate                                                           0.60%
   Monthly Servicing Rate                                                   0.05%
   Prior Servicing Fee Arrearage                                             0.00
   Current Servicer Fee                                                 99,162.47
   Servicer Fee Due                                                     99,162.47
   Current Servicing Fee Arrearage                                           0.00

Reserve Account Schedule                                          Reserve Account    Series 1996-1   Series 1996-2   Series 1996-3
----------------------------------------                          ---------------    -------------   -------------   -------------

   Prior Month Balance                                               1,983,249.41
   Series ADCB                                                     185,034,791.37
   Required Balance (Series ADCB * 1.00%)                            1,850,347.91
   Current Period Draw on Reserve                                            0.00
   Required Deposit to Reserve Account                                                        0.00            0.00            0.00
   Actual Deposit to Reserve Account                                                          0.00            0.00            0.00
   Newcourt Advance Released from Reserve Account                     (132,901.50)
   Ending Reserve Account Balance                                    1,850,347.91
                                                                   --------------

Cash Collateral Account Schedule

   Prior Month Balance                                               1,157,294.67
   Required Balance                                                  1,149,930.04
   Withdraw from Cash Collateral Account                                (7,364.63)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                   June 1998

Restricting Event Calculations

     (1)  Event of Default under the Servicing Agreement (Yes/No)      no

           (a) ADCB Delinquencies
               3 Months Rolling Avg. ADCB                         197,983,211
               Delinquency Ratio                                        0.78%
               Maximum Delinquency Ratio                                2.00%

           (b) Annualized ADCB Defaulted Contracts Ratio                0.39%
               Maximum Default Ratio                                    1.00%

           (c) Reserve plus APB Subordination                              no

           (d) Restricting Event under any Indenture                       no

Portfolio Performance Tests
                                      1 month prior    2 months prior    3 months prior    4 months prior    5 months prior
                           Current      (yes/no)         (yes/no)          (yes/no)          (yes/no)          (yes/no)
       Event of Default:     no            no               no                no                no                no


                                                                         Monthly           Weighted
Delinquencies                         Delinquencies         ADCB       Delinquency          Average
            0
                  2 months prior        1,627,309       210,589,900       0.77%              0.27%
                  1 month prior         1,565,175       198,324,941       0.79%              0.26%
                  Current               1,425,752       185,034,791       0.77%              0.24%
                                                                          -----              -----
                                                                          0.78%              0.78%

                                        Delinquency Ratio                 0.78%
                                        Minimum Delinquency Ratio         2.09%


                                                                        Monthly
Charge-Offs                         Charge-Offs            ADCB         Defaults
            0
                  5 months prior           84,627       250,069,655       0.03%
                  4 months prior           49,639       238,171,178       0.02%
                  3 months prior           63,291       223,043,107       0.03%
                  2 months prior           33,945       210,589,900       0.02%
                  1 month prior            90,373       198,324,941       0.05%
                  Current                 101,266       185,034,791       0.05%
                                         --------     -------------       -----
                                          423,143     1,305,233,573       0.03%

                  Average ADCB                                      217,538,929
                  Annualized Maximum Charge-Off Ratio                     1.00%
                  1% of Average ADCB                                  2,175,389
                  Sum of Charge-Offs *2                                 846,286
                  Annualized Charge-Off Ratio:                            0.39%


Series 1996-1 Enhancement Floor
            0
                  Enhancement Floor                                   2,925,889

                  Amounts on deposit in the Reserve Account           1,850,348
                  Series Allocation Percentage                           19.53%
                  ADCB less Aggregate Principal Amount
                   of Class A Notice                                  5,581,437
                                                                      ---------
                                                                      5,942,802

Series 1996-2 Enhancement Floor
            0
                  Enhancement Floor                                   4,152,983

                  Amounts on deposit in the Reserve Account           1,850,348
                  Series Allocation Percentage                           32.92%
                  ADCB less Aggregate Principal Amount
                   of Class A Notice                                  8,785,993
                                                                      ---------
                                                                      9,395,157

Series 1996-3 Enhancement Floor
            0
                  Enhancement Floor                                   4,602,054

                  Amounts on deposit in the Reserve Account           1,850,348
                  Series Allocation Percentage                           47.55%
                  ADCB less Aggregate Principal Amount
                   of Class A Notice                                 10,691,477
                                                                      ---------
                                                                     11,571,295


Newcourt Receivables Asset Trust
Monthly Servicer Certificate-Certificate Schedules


                                                                                  June 1998

Certificate Factors

                                                    Series 1996-1     Series 1996-2    Series 1996-3

                                        CUSIP#        #65118YAA5        #65118YDA9         #65118YAG2
   Class A

   Current A Balance                                  31,083,468        55,595,540          73,296,877
   Initial A Balance                                 119,656,814       169,810,862         188,172,873

   Certificate Factor:                               0.259771816       0.327396842         0.389518831
   Principal Factor (per thousand):                 23.514016343      25.655084686        29.225671386
   Interest Factor (per thousand):                   1.602925680       2.021222292         2.177471404

                                        CUSIP#       #65118YAB3        #651184AE7         #65118YAHO

   Class B

   Current B Balance                                   2,790,718         4,392,996           5,345,738
   Initial B Balance                                   5,202,470         7,383,081           8,181,429

   Certificate Factor:                               0.536421798       0.595008546         0.653399093
   Principal Factor (per thousand):                 13.976397750      14.303422989        16.128997758
   Interest Factor (per thousand):                   3.453747931       3.828510094         3.855365609

                                        CUSIP#       #65118YAC1        #651184AF4         #65118YAJ6

   Class C

   Current C Balance                                   2,790.718         4,392,996           5,345,738
   Initial C Balance                                   5,202,470         7,383,081           8,181,429

   Certificate Factor:                               0.536421798       0.595008546         0.653399093
   Principal Factor (per thousand):                 13.976397750      14.303422989        16.128997758
   Interest Factor (per thousand):                   4.150920620       4.681546927         4.831761053

Delinquencies
                                                                                              Monthly
                                                   Delinquencies          ADCB             Delinquencies
                                                   -------------       -----------         -------------
   Current                                          178,436,679        185,034,791             96.43%
   31-60 Days Past Due                                5,172,360        185,034,791              2.80%
   61-90 Days Past Due                                1,425,752        185,034,791              0.77%